SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 5, 2003
                              --------------------
                Date of report (Date of Earliest Event Reported)

                            HERSHA HOSPITALITY TRUST
             (Exact name of Registrant as specified in Its Charter)




          MARYLAND                   005-55249                 251811499
----------------------------  ------------------------      ----------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                    Identification No.)




          148 SHERATON DRIVE, BOX A, NEW CUMBERLAND, PENNSYLVANIA 17070
         --------------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (717) 770-2405
               --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM  4.     Changes  to  Registrant's  Certifying  Accountants.

     On April 5, 2003, Hersha Hospitality Trust (the "Company") determined not to renew the appointment of its independent accountants, Moore Stephens, P.C. ("Moore Stephens"), for the 2003 fiscal year, and appointed Reznick Fedder & Silverman, CPAs, PC ("Reznick Fedder & Silverman") as its new independent accountants for the 2003 fiscal year, effective immediately. The determination not to renew the appointment of Moore Stephens and to retain Reznick Fedder & Silverman was approved by the Company's Board of Trustees upon the recommendation of its Audit Committee.

     During the Company's two most recent fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through April 5, 2003, there were no disagreements between the Company and Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Moore Stephens's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through April 5, 2003.

     The audit reports of Moore Stephens on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Moore Stephens is attached as Exhibit 16.1.

     During the Company's two most recent fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through April 5, 2003, the Company did not consult with Reznick Fedder & Silverman regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM  7.  Financial  Statements,  Pro  Forma Financial Information and Exhibits.


(c)  Exhibits


     Number    Exhibit

     16.1 Letter of Moore Stephens, P.C. regarding change in certifying accountant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HERSHA HOSPITALITY TRUST



Date:  April 7, 2003                By:   /s/  Ashish R. Parikh
                                          -------------------------
                                               Ashish R. Parikh
                                               Chief Financial Officer

                                LIST OF EXHIBITS

     16.1 Letter of Moore Stephens, P.C. regarding change in certifying accountant.


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